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Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the use in this Registration Statement on Form S-1 of our report dated July 18, 2005, except for Note 15, which is as of August 22, 2005, relating to the consolidated financial statements of Ikanos Communications, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

San Jose, California
August 22, 2005

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  Exhibit 23.2
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM